UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2020

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 18, 2020, Open Text Corporation (“OpenText” or the “Company”) issued and sold $900 million in aggregate principal amount of 3.875% senior unsecured fixed rate notes due 2028 (the “OTC Notes”); and Open Text Holdings, Inc., a wholly-owned indirect subsidiary of OpenText and a corporation incorporated under the laws of Delaware (“OTHI”), issued and sold $900 million in aggregate principal amount of 4.125% senior unsecured fixed rate notes due 2030 (the “OTHI Notes” and together with the OTC Notes, the “Notes”).

OpenText intends to use the substantial portion of the net proceeds from the above offerings to refinance $1.55 billion in outstanding debt, including to redeem in full the outstanding $800 million aggregate principal amount of OpenText’s 5.625% notes due 2023 (the “2023 Notes”) and to repay the full outstanding $750 million drawn under the fourth amended and restated credit agreement, as amended and restated as of October 31, 2019, under which OpenText and OTHI are both borrowers (the “Revolver”); and OpenText expects to use the balance of the net proceeds for general corporate purposes, including potential future acquisitions. Amounts repaid under the Revolver with the net proceeds of the offerings may in the future be reborrowed. As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2020, the Company delivered to the holders of the 2023 Notes a notice of redemption calling for redemption in full of the 2023 Notes on March 5, 2020.

The Notes and related guarantees have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”). The Notes and related guarantees were not offered or sold within the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Securities Act), except to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act, and were offered or sold to certain persons in offshore transactions in reliance on Regulation S under the Securities Act. The Notes and related guarantees were offered in Canada under available prospectus exemptions.

OTC Notes

The OTC Notes were issued pursuant to an indenture (the “OTC Indenture”), dated as of February 18, 2020, among the Company, the subsidiary guarantors party thereto (the “OTC Guarantors”), The Bank of New York Mellon, as U.S. trustee, and BNY Trust Company of Canada, as Canadian trustee.

The OTC Notes bear interest at a rate of 3.875% per annum, payable semi-annually in arrears on February 15 and August 15, commencing on August 15, 2020. The OTC Notes will mature on February 15, 2028, unless earlier redeemed or repurchased.

The Company may redeem all or a portion of the OTC Notes at any time prior to February 15, 2023 at a redemption price equal to 100% of the principal amount of the OTC Notes plus an applicable premium, plus accrued and unpaid interest, if any, to the redemption date. The Company may also redeem up to 40% of the aggregate principal amount of the OTC Notes, on one or more occasions, prior to February 15, 2023, using the net proceeds from certain qualified equity offerings at a redemption price of 103.875% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, subject to compliance with certain conditions. The Company may, on one or more occasions, redeem the OTC Notes, in whole or in part, at any time on and after February 15, 2023 at the applicable redemption prices set forth in the OTC Indenture, plus accrued and unpaid interest, if any, to the redemption date.

If the Company experiences one of the kinds of change of control triggering events specified in the OTC Indenture, the Company will be required to make an offer to repurchase the OTC Notes at a price equal to 101% of the principal amount of the OTC Notes, plus accrued and unpaid interest, if any, to the date of purchase.

The OTC Notes are initially guaranteed on a senior unsecured basis by OpenText’s existing wholly-owned subsidiaries that borrow or guarantee OpenText’s obligations under its existing senior credit facilities. The OTC Notes and the guarantees rank equally in right of payment with all of the Company’s and the OTC Guarantors’ existing and future senior unsubordinated debt and will rank senior in right of payment to all of the Company’s and the OTC Guarantors’ future subordinated debt. The OTC Notes and the guarantees will be effectively subordinated to all of the Company’s and the OTC Guarantors’ existing and future secured debt, including the obligations under the senior credit facilities, to the extent of the value of the assets securing such secured debt.

The OTC Indenture contains covenants that limit the Company and certain of the Company’s subsidiaries’ ability to, among other things: (i) create certain liens and enter into sale and lease-back transactions; (ii) create, assume, incur or guarantee additional indebtedness of the Company or certain of the Company’s subsidiaries without such subsidiary becoming a subsidiary guarantor of the OTC Notes; and (iii) consolidate, amalgamate or merge with, or convey, transfer, lease or otherwise dispose of the Company’s property and assets substantially as an entirety to, another person. These covenants are subject to a number of important limitations and exceptions as set forth in the OTC Indenture. The OTC Indenture also provides for certain events of default, which, if any of them occurs, may permit or, in certain circumstances, require the principal, premium, if any, interest and any other monetary obligations on all the then-outstanding OTC Notes to be due and payable immediately.

The foregoing description of the OTC Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the OTC Indenture, which is filed herewith as Exhibit 4.1 to this Current Report on Form 8-K.

OTHI Notes

The OTHI Notes were issued pursuant to an indenture (the “OTHI Indenture”), dated as of February 18, 2020, among OTHI, the Company, the subsidiary guarantors party thereto (together with the Company, the “OTHI Guarantors”), The Bank of New York Mellon, as U.S. trustee, and BNY Trust Company of Canada, as Canadian trustee.

The OTHI Notes bear interest at a rate of 4.125% per annum, payable semi-annually in arrears on February 15 and August 15, commencing on August 15, 2020. The OTHI Notes will mature on February 15, 2030, unless earlier redeemed or repurchased.

OTHI may redeem all or a portion of the OTHI Notes at any time prior to February 15, 2025 at a redemption price equal to 100% of the principal amount of the OTHI Notes plus an applicable premium, plus accrued and unpaid interest, if any, to the redemption date. OTHI may also redeem up to 40% of the aggregate principal amount of the OTHI Notes, on one or more occasions, prior to February 15, 2025, using the net proceeds from certain qualified equity offerings at a redemption price of 104.125% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, subject to compliance with certain conditions. OTHI may, on one or more occasions, redeem the OTHI Notes, in whole or in part, at any time on and after February 15, 2025 at the applicable redemption prices set forth in the OTHI Indenture, plus accrued and unpaid interest, if any, to the redemption date.

If the Company experiences one of the kinds of change of control triggering events specified in the OTHI Indenture, OTHI will be required to make an offer to repurchase the OTHI Notes at a price equal to 101% of the principal amount of the OTHI Notes, plus accrued and unpaid interest, if any, to the date of purchase.

The OTHI Notes are guaranteed on a senior unsecured basis by OpenText and initially guaranteed by OpenText’s existing wholly-owned subsidiaries (other than OTHI) that borrow or guarantee OpenText’s obligations under its existing senior credit facilities. The OTHI Notes and the guarantees rank equally in right of payment with all of OTHI’s and the OTHI Guarantors’ existing and future senior unsubordinated debt and will rank senior in right of payment to all of OTHI’s and the OTHI Guarantors’ future subordinated debt. The OTHI Notes and the guarantees will be effectively subordinated to all of OTHI’s and the OTHI Guarantors’ existing and future secured debt, including the obligations under the senior credit facilities, to the extent of the value of the assets securing such secured debt.

The OTHI Indenture contains covenants that limit the Company, OTHI and certain of the Company’s subsidiaries’ ability to, among other things: (i) create certain liens and enter into sale and lease-back transactions; (ii) create, assume, incur or guarantee additional indebtedness of the Company, OTHI or certain of the Company’s subsidiaries without such subsidiary becoming a subsidiary guarantor of the OTHI Notes; and (iii) consolidate, amalgamate or merge with, or convey, transfer, lease or otherwise dispose of OTHI’s or the Company’s property and assets substantially as an entirety to, another person. These covenants are subject to a number of important limitations and exceptions as set forth in the OTHI Indenture. The OTHI Indenture also provides for certain events of default, which, if any of them occurs, may permit or, in certain circumstances, require the principal, premium, if any, interest and any other monetary obligations on all the then-outstanding OTHI Notes to be due and payable immediately.

The foregoing description of the OTHI Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the OTHI Indenture, which is filed herewith as Exhibit 4.3 to this Current Report on Form 8-K.

Item 8.01. Other Events.

The information set forth or incorporated by reference above under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture governing the Company’s 3.875% Senior Notes due 2028, dated as of February 18, 2020, among the Company, the subsidiary guarantors party thereto, The Bank of New York Mellon, as U.S. trustee, and BNY Trust Company of Canada, as Canadian trustee.

4.2	Form of the Company’s 3.875% Senior Notes due 2028 (included in Exhibit 4.1)

4.3	Indenture governing OTHI’s 4.125% Senior Notes due 2030, dated as of February 18, 2020, among OTHI, the Company, the subsidiary guarantors party thereto, The Bank of New York Mellon, as U.S. trustee, and BNY Trust Company of Canada, as Canadian trustee.

4.4	Form of OTHI’s 4.125% Senior Notes due 2030 (included in Exhibit 4.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

February 18, 2020	By:	/s/ Gordon A. Davies
Gordon A. Davies
EVP, CLO and Corporate Development